UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05547

Laudus Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Omar Aguilar

Laudus Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1: Report(s) to Shareholders.

Annual Report | March 31, 2024
Schwab Select Large Cap Growth Fund

No Action Required – Notice Regarding Shareholder Report Delivery
Beginning on July 24, 2024, fund shareholder reports will be streamlined to highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will not appear in the streamlined shareholder reports but will available online and delivered free of charge upon request.

• If you already receive the full shareholder reports, you will receive the streamlined shareholder reports in the same way that you currently receive the full shareholder reports (either in paper or electronically).

• If you currently receive a notification when a shareholder report is available on a fund’s website, beginning July 24, 2024, you will begin to receive the streamlined shareholder report (in paper).

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the Portfolio Holdings are sub-categories of Sector classifications.
Schwab Select Large Cap Growth Fund | Annual Report1

Schwab Select Large Cap Growth Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended March 31, 2024
Schwab Select Large Cap Growth Fund (Ticker Symbol: LGILX)	43.44% [1]
Russell 1000® Growth Index	39.00%
Fund Category: Morningstar Large Growth[2]	36.45%
Performance Details	pages 5-7
All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser. Without these reductions, the fund’s return would have been lower. This return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
1
Prior to September 15, 2023, the fund had a different subadviser (BlackRock Investment Management, LLC (BlackRock)). The performance history of the fund prior to that date is attributable to the previous subadviser.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
2Schwab Select Large Cap Growth Fund | Annual Report

Schwab Select Large Cap Growth Fund
The Investment Environment

For the 12-month reporting period ended March 31, 2024, U.S. equity markets rose, posting strong gains despite inflation remaining elevated, interest rates rising, three U.S. regional banks failing between early March and early May 2023 raising concerns about the stability of the banking sector, and geopolitical turmoil during much of the period. In the United States, inflation eased as the period progressed, as did the likelihood of further interest rate increases, and stocks staged a strong upsurge over the final five months of the period. Outside the United States, the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on global activity. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 29.88%. Among U.S. stocks, large-cap stocks outperformed small-cap stocks, with the Russell 1000® Index and Russell 2000® Index returning 29.87% and 19.71%, respectively. Among U.S. large-cap stocks, growth stocks outperformed value stocks, with the Russell 1000® Growth Index and Russell 1000® Value Index returning 39.00% and 20.27%, respectively.
The U.S. economy continued to show unexpected resilience over the reporting period. Surprisingly robust job growth and strong consumer spending helped propel U.S. gross domestic product (GDP) to a 4.9% annualized growth rate for the third quarter of 2023, up from roughly 2% the prior quarter, but GDP fell to 3.4% for the fourth quarter. Although inflationary pressures began to ease, with prices for goods generally dropping, prices for services kept inflation elevated. Inflation remained above the U.S. Federal Reserve’s (Fed’s) historical 2% target over the reporting period but generally declined throughout much of the period, as rents and wage growth eased, profit margins declined, and monetary policy remained restrictive. The unemployment rate remained low though ticked up slightly over the second half of the reporting period.
In its efforts to lower inflation, the Fed raised interest rates in May and July 2023, increasing the federal funds rate to a range of 5.25% to 5.50%. At its meetings in June, September, October, and December 2023, and January and March 2024, the Fed maintained the then current rates citing robust economic activity, strong—though moderating—job gains, and low unemployment while acknowledging tighter financial and credit conditions for households and businesses. The Fed also maintained its program to reduce the assets held on its balance sheet.
Asset Class Performance Comparison % returns during the 12 months ended March 31, 2024

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab Select Large Cap Growth Fund | Annual Report3

Schwab Select Large Cap Growth Fund
The Investment Environment (continued)

Among the sectors in the Russell 1000® Growth Index, all 11 posted gains for the reporting period. The highest-performing sectors were the communications services and information technology sectors, which rose on the strong performance of five of the “Magnificent Seven” stocks (Meta Platforms, Inc. and Alphabet, Inc., in the communication services sector and NVIDIA Corp., Microsoft Corp., and Apple, Inc. in the information technology sector) that largely drove stock-market gains, including those for the Russell 1000® Growth Index, over the reporting period. The weakest-performing sector for the reporting period—the only one not to post a double-digit return—was the real estate sector, which has been hit hard by persisting high interest rates that slashed demand in both residential and commercial markets.
4Schwab Select Large Cap Growth Fund | Annual Report

Schwab Select Large Cap Growth Fund as of March 31, 2024

The Schwab Select Large Cap Growth Fund (the fund) uses a multi-manager strategy. Charles Schwab Investment Management, Inc., dba Schwab Asset Management—the fund’s investment adviser—selects investment subadvisers with strong long-term track records to manage a portion of the fund’s assets. In addition to selecting investment subadvisers and allocating assets among them, Schwab Asset Management is responsible for managing the cash portion of the fund and monitoring and coordinating the overall management of the fund. Each subadviser’s and Schwab Asset Management’s portfolio is compared to its respective comparative index that reflects its individual process and philosophy. These comparative indices may differ from the fund’s comparative index.
Market Highlights. For the 12-month reporting period ended March 31, 2024, U.S. equity markets rose, posting strong gains despite inflation remaining elevated, interest rates rising, three U.S. regional banks failing between early March and early May 2023 raising concerns about the stability of the banking sector, and geopolitical turmoil during much of the period. In the United States, inflation eased as the period progressed, as did the likelihood of further interest rate increases, and stocks staged a strong upsurge over the final five months of the period. Outside the United States, the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on global activity. Among U.S. stocks, large-cap stocks outperformed small-cap stocks, and among U.S. large-cap stocks, growth stocks outperformed value stocks.
Performance. For the 12-month reporting period ended March 31, 2024, the fund returned 43.44%, outperforming the fund’s comparative index, the Russell 1000® Growth Index (the index), which returned 39.00%.
Positioning and Strategies. Over the 12-month reporting period, all of the fund’s subadvisers posted positive returns.
Effective September 14, 2023, BlackRock Investment Management, LLC (BlackRock) was terminated as the subadviser of the fund and fund assets were allocated between American Century Investment Management, Inc. (American Century) and J.P. Morgan Investment Management Inc. (JP Morgan). For the period of April 1, 2023, through September 14, 2023, BlackRock posted a positive return and outperformed the index. Stock selection in the information technology sector and the absence of an allocation to the consumer staples sector contributed to relative return while stock selection in the consumer discretionary sector and allocation within the financials sector detracted from relative return.
Effective September 15, 2023, JP Morgan began managing a portion of the fund. For the period of September 15, 2023, through March 31, 2024, JP Morgan posted a positive return and outperformed the index. Stock selection in the information technology and industrials sectors contributed to relative return while allocation within the consumer discretionary sector and stock selection in the financials sector detracted from relative return.
Effective September 15, 2023, American Century began managing a portion of the fund. For the period of September 15, 2023, through March 31, 2024, American Century also posted a positive return and outperformed the index. Stock selection in the information technology and consumer discretionary sectors contributed to relative performance while stock selection in the financials and industrials sectors detracted from relative return.

Management views and portfolio holdings may have changed since the report date.
Schwab Select Large Cap Growth Fund | Annual Report5

Schwab Select Large Cap Growth Fund
Performance and Fund Facts as of March 31, 2024

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (March 31, 2014 – March 31, 2024)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Schwab Select Large Cap Growth Fund (10/14/97)*	43.44% [2]	14.46%	14.07%
Russell 1000® Growth Index	39.00%	18.52%	15.98%
Fund Category: Morningstar Large Growth[3]	36.45%	14.89%	13.24%
Fund Expense Ratio[4]: 0.75%

INVESTMENT MANAGERS AND ALLOCATIONS5
Investment Managers	Investment Style	% of Net Assets
American Century Investment Management, Inc.	U.S. Large-Cap Growth	59.3%
J.P. Morgan Investment Management Inc.	U.S. Large-Cap Growth	40.1%
Cash and other assets[6]		0.6%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
*
Inception date is that of the fund’s predecessor fund, the Class Y Shares of the UBS U.S. Large Cap Growth Fund.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Prior to September 15, 2023, the fund had a different subadviser (BlackRock Investment Management, LLC (BlackRock)). The performance history of the fund prior to that date is attributable to the previous subadviser.
3
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
4
As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the Financial Highlights section of the Financial Statements.
5
For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.
6
Charles Schwab Investment Management, Inc. may directly manage portions of the fund during transitions between investment managers. Charles Schwab Investment Management, Inc. also manages the cash portion of the fund.
6Schwab Select Large Cap Growth Fund | Annual Report

Schwab Select Large Cap Growth Fund
Performance and Fund Facts as of March 31, 2024 (continued)

Statistics1
Number of Holdings	112
Weighted Average Market Cap (millions)	$1,098,026
Price/Earnings Ratio (P/E)	39.89
Price/Book Ratio (P/B)	10.15
Portfolio Turnover Rate	63%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
4
This list is not a recommendation of any security by the investment adviser or subadviser.
Schwab Select Large Cap Growth Fund | Annual Report7

Schwab Select Large Cap Growth Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2023 and held through March 31, 2024.
The Actual Return line in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
The Hypothetical Return line in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 10/1/23	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 3/31/24	EXPENSES PAID DURING PERIOD 10/1/23-3/31/24 [2]
Schwab Select Large Cap Growth Fund
Actual Return	0.74%	$1,000.00	$1,297.90	$4.25
Hypothetical 5% Return	0.74%	$1,000.00	$1,021.30	$3.74

[1]	Based on the most recent six-month expense ratio.
[2]
Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days in the period, and divided by
366 days in the fiscal year.

8Schwab Select Large Cap Growth Fund | Annual Report

Schwab Select Large Cap Growth Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	4/1/23– 3/31/24	4/1/22– 3/31/23	4/1/21– 3/31/22	4/1/20– 3/31/21	4/1/19– 3/31/20
Per-Share Data
Net asset value at beginning of period	$19.87	$26.64	$29.23	$19.61	$21.31
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.01	(0.09)	(0.07)	(0.04)
Net realized and unrealized gains (losses)	8.07	(4.48)	1.69	11.21	0.23
Total from investment operations	8.05	(4.47)	1.60	11.14	0.19
Less distributions:
Distributions from net investment income	—	—	—	—	(0.02)
Distributions from net realized gains	(3.85)	(2.30)	(4.19)	(1.52)	(1.87)
Total distributions	(3.85)	(2.30)	(4.19)	(1.52)	(1.89)
Net asset value at end of period	$24.07	$19.87	$26.64	$29.23	$19.61
Total return	43.44%	(15.94%)	3.88%	56.98%	(0.06%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.74%	0.75%[2]	0.71%	0.72%	0.74%
Gross operating expenses	0.74%	0.75%[2]	0.71%	0.72%	0.74%
Net investment income (loss)	(0.09%)	0.03%	(0.28%)	(0.25%)	(0.18%)
Portfolio turnover rate	63%	49%	50%	37%	40%
Net assets, end of period (x 1,000,000)	$2,196	$1,876	$2,926	$2,943	$1,981

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
Schwab Select Large Cap Growth Fund | Annual Report9

Schwab Select Large Cap Growth Fund
Portfolio Holdings  as of March 31, 2024

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 30 days after the end of the calendar quarter on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 97.9% OF NET ASSETS

Automobiles & Components 1.6%
Tesla, Inc. *	198,523	34,898,358

Capital Goods 4.5%
Acuity Brands, Inc.	29,422	7,906,574
Advanced Drainage Systems, Inc.	55,492	9,557,942
Deere & Co.	5,011	2,058,218
Donaldson Co., Inc.	44,599	3,330,653
Eaton Corp. PLC	50,779	15,877,578
Fortive Corp.	102,386	8,807,244
Johnson Controls International PLC	47,873	3,127,064
Nordson Corp.	24,433	6,707,836
Quanta Services, Inc.	19,290	5,011,542
Trane Technologies PLC	31,701	9,516,640
TransDigm Group, Inc.	10,012	12,330,779
Westinghouse Air Brake Technologies Corp.	38,128	5,554,487
WW Grainger, Inc.	6,114	6,219,772
Yaskawa Electric Corp.	45,702	1,945,748
		97,952,077

Commercial & Professional Services 0.7%
Cintas Corp.	5,147	3,536,143
Copart, Inc. *	127,569	7,388,797
Paycom Software, Inc.	17,415	3,465,759
		14,390,699

Consumer Discretionary Distribution & Retail 7.8%
Amazon.com, Inc. *	812,169	146,499,044
AutoZone, Inc. *	2,289	7,214,127
Lowe's Cos., Inc.	21,380	5,446,127
MercadoLibre, Inc. *	6,679	10,098,381
Pool Corp.	6,735	2,717,573
		171,975,252

Consumer Durables & Apparel 1.7%
DR Horton, Inc.	72,445	11,920,825
Lululemon Athletica, Inc. *	57,058	22,289,707
NIKE, Inc., Class B	31,514	2,961,686
		37,172,218

Consumer Services 4.1%
Airbnb, Inc., Class A *	19,390	3,198,574
Booking Holdings, Inc.	1,658	6,015,025
Chipotle Mexican Grill, Inc. *	14,977	43,534,694
DoorDash, Inc., Class A *	50,413	6,942,878
Marriott International, Inc., Class A	43,318	10,929,565
Starbucks Corp.	38,964	3,560,920
SECURITY	NUMBER OF SHARES	VALUE ($)
Wingstop, Inc.	42,902	15,719,293
		89,900,949

Consumer Staples Distribution & Retail 1.2%
Costco Wholesale Corp.	36,368	26,644,288

Energy 1.0%
Cheniere Energy, Inc.	8,188	1,320,561
ConocoPhillips	36,321	4,622,937
EOG Resources, Inc.	73,329	9,374,379
Schlumberger NV	128,965	7,068,572
		22,386,449

Financial Services 6.1%
Blackstone, Inc.	44,572	5,855,424
Block, Inc. *	82,097	6,943,764
KKR & Co., Inc.	44,596	4,485,466
Mastercard, Inc., Class A	152,339	73,361,892
MSCI, Inc.	24,525	13,745,036
Tradeweb Markets, Inc., Class A	31,226	3,252,813
Visa, Inc., Class A	92,889	25,923,462
		133,567,857

Food, Beverage & Tobacco 0.9%
Celsius Holdings, Inc. *	108,137	8,966,720
Constellation Brands, Inc., Class A	34,776	9,450,726
Monster Beverage Corp. *	28,883	1,712,184
		20,129,630

Health Care Equipment & Services 4.9%
Align Technology, Inc. *	6,932	2,273,142
Dexcom, Inc. *	120,730	16,745,251
Edwards Lifesciences Corp. *	106,729	10,199,023
HCA Healthcare, Inc.	1,861	620,699
IDEXX Laboratories, Inc. *	8,847	4,776,761
Insulet Corp. *	17,628	3,021,439
Intuitive Surgical, Inc. *	78,231	31,221,210
McKesson Corp.	19,302	10,362,279
UnitedHealth Group, Inc.	57,203	28,298,324
		107,518,128

Materials 0.6%
Ecolab, Inc.	47,309	10,923,648
Freeport-McMoRan, Inc.	40,162	1,888,417
		12,812,065

Media & Entertainment 12.3%
Alphabet, Inc., Class A *	688,412	103,902,023
Meta Platforms, Inc., Class A	220,072	106,862,562
Netflix, Inc. *	82,673	50,209,793
Spotify Technology SA *	19,103	5,041,282
See financial notes
10Schwab Select Large Cap Growth Fund | Annual Report

Schwab Select Large Cap Growth Fund
Portfolio Holdings  as of March 31, 2024 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Trade Desk, Inc., Class A *	36,234	3,167,576
		269,183,236

Pharmaceuticals, Biotechnology & Life Sciences 6.4%
Alnylam Pharmaceuticals, Inc. *	26,470	3,955,941
Biogen, Inc. *	17,936	3,867,540
Eli Lilly & Co.	101,760	79,165,210
Exact Sciences Corp. *	43,626	3,012,811
Genmab AS *	14,493	4,345,415
Gilead Sciences, Inc.	39,084	2,862,903
Regeneron Pharmaceuticals, Inc. *	40,649	39,124,256
Thermo Fisher Scientific, Inc.	712	413,821
Waters Corp. *	12,278	4,226,456
		140,974,353

Semiconductors & Semiconductor Equipment 15.6%
Advanced Micro Devices, Inc. *	156,588	28,262,568
Analog Devices, Inc.	72,317	14,303,580
Applied Materials, Inc.	140,037	28,879,831
ASML Holding NV	15,604	15,127,469
ASML Holding NV NY Registry Shares	3,426	3,324,830
Broadcom, Inc.	19,033	25,226,529
Lam Research Corp.	10,626	10,323,903
Lattice Semiconductor Corp. *	128,722	10,069,922
NVIDIA Corp.	221,106	199,782,537
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	55,566	7,559,754
		342,860,923

Software & Services 18.7%
Adobe, Inc. *	13,567	6,845,908
Cognizant Technology Solutions Corp., Class A	31,080	2,277,853
Datadog, Inc., Class A *	85,364	10,550,990
DocuSign, Inc. *	140,482	8,365,703
Dynatrace, Inc. *	196,934	9,145,615
Fair Isaac Corp. *	13,483	16,848,492
Gartner, Inc. *	12,429	5,924,532
HubSpot, Inc. *	8,219	5,149,697
Intuit, Inc.	14,002	9,101,300
Microsoft Corp.	467,481	196,678,606
MongoDB, Inc. *	7,332	2,629,549
Okta, Inc. *	147,887	15,471,938
Oracle Corp.	127,323	15,993,042
Palo Alto Networks, Inc. *	15,010	4,264,791
Salesforce, Inc.	146,219	44,038,238
SECURITY	NUMBER OF SHARES	VALUE ($)
ServiceNow, Inc. *	13,126	10,007,262
Shopify, Inc., Class A *	144,716	11,167,734
Synopsys, Inc. *	30,178	17,246,727
Workday, Inc., Class A *	19,200	5,236,800
Zscaler, Inc. *	76,047	14,648,934
		411,593,711

Technology Hardware & Equipment 8.7%
Amphenol Corp., Class A	65,561	7,562,461
Apple, Inc.	938,267	160,894,025
Arista Networks, Inc. *	24,980	7,243,700
Cognex Corp.	50,216	2,130,163
Jabil, Inc.	32,894	4,406,151
Keyence Corp.	18,850	8,751,317
		190,987,817

Transportation 1.1%
JB Hunt Transport Services, Inc.	28,070	5,592,947
Uber Technologies, Inc. *	250,948	19,320,487
		24,913,434
Total Common Stocks (Cost $1,199,975,780)		2,149,861,444

SHORT-TERM INVESTMENTS 1.9% OF NET ASSETS

Money Market Funds 1.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.26% (a)	42,068,859	42,068,859
Total Short-Term Investments (Cost $42,068,859)		42,068,859
Total Investments in Securities (Cost $1,242,044,639)		2,191,930,303

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 1000 Growth Index, e-mini, expires 06/21/24	87	14,946,600	63,019

SETTLEMENT DATE	COUNTERPARTY	CURRENCY TO BE RECEIVED	AMOUNT OF CURRENCY TO BE RECEIVED	CURRENCY TO BE DELIVERED	AMOUNT OF CURRENCY TO BE DELIVERED	UNREALIZED APPRECIATION ($)
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
06/28/24	UBS AG	USD	3,880,625	JPY	579,429,736	1,961

*	Non-income producing security.
(a)	The rate shown is the annualized 7-day yield.

ADR —	American Depositary Receipt
JPY —	Japanese Yen
USD —	U.S. Dollar
See financial notes
Schwab Select Large Cap Growth Fund | Annual Report11

Schwab Select Large Cap Growth Fund
Portfolio Holdings  as of March 31, 2024 (continued)

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2024 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$1,377,086,274	$—	$—	$1,377,086,274
Capital Goods	96,006,329	1,945,748	—	97,952,077
Pharmaceuticals, Biotechnology & Life Sciences	136,628,938	4,345,415	—	140,974,353
Semiconductors & Semiconductor Equipment	327,733,454	15,127,469	—	342,860,923
Technology Hardware & Equipment	182,236,500	8,751,317	—	190,987,817
Short-Term Investments[1]	42,068,859	—	—	42,068,859
Futures Contracts[2]	63,019	—	—	63,019
Forward Foreign Currency Exchange Contracts[2]	—	1,961	—	1,961
Total	$2,161,823,373	$30,171,910	$—	$2,191,995,283

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts and forward foreign currency exchange contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
12Schwab Select Large Cap Growth Fund | Annual Report

Schwab Select Large Cap Growth Fund
Statement of Assets and Liabilities

As of March 31, 2024
Assets
Investments in securities, at value - unaffiliated issuers (cost $1,242,044,639)		$2,191,930,303
Cash		394,843
Deposit with broker for futures contracts		2,416,000
Receivables:
Investments sold		3,856,580
Dividends		571,192
Fund shares sold		390,909
Foreign tax reclaims		27,237
Unrealized appreciation on forward foreign currency exchange contracts		1,961
Prepaid expenses	+	17,832
Total assets		2,199,606,857

Liabilities
Payables:
Fund shares redeemed		2,206,380
Investment adviser fees		1,163,372
Sub-accounting and sub-transfer agent fees		174,395
Investments bought		169,795
Variation margin on futures contracts		9,537
Accrued expenses	+	151,854
Total liabilities		3,875,333
Net assets		$2,195,731,524

Net Assets by Source
Capital received from investors		$1,164,674,384
Total distributable earnings	+	1,031,057,140
Net assets		$2,195,731,524

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,195,731,524		91,222,128		$24.07

See financial notes
Schwab Select Large Cap Growth Fund | Annual Report13

Schwab Select Large Cap Growth Fund
Statement of Operations

For the period April 1, 2023 through March 31, 2024
Investment Income
Dividends received from securities - unaffiliated issuers (net of foreign withholding tax of $239,910)		$13,156,693
Interest received from securities - unaffiliated issuers	+	47,237
Total investment income		13,203,930

Expenses
Investment adviser fees		12,606,244
Sub-accounting and sub-transfer agent fees		1,862,238
Shareholder reports		120,303
Accounting and administration fees		77,353
Professional fees		74,836
Independent trustees’ fees		71,199
Registration fees		46,926
Transfer agent fees		19,809
Custodian fees		17,157
Other expenses	+	28,974
Total expenses	–	14,925,039
Net investment loss		(1,721,109)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains on sales of securities - unaffiliated issuers		404,546,699
Net realized gains on futures contracts		5,914,996
Net realized gains on forward foreign currency exchange contracts		165,746
Net realized losses on foreign currency transactions	+	(57,388)
Net realized gains		410,570,053
Net change in unrealized appreciation (depreciation) on securities - unaffiliated issuers		323,136,807
Net change in unrealized appreciation (depreciation) on futures contracts		63,019
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts		1,961
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(268)
Net change in unrealized appreciation (depreciation)	+	323,201,519
Net realized and unrealized gains		733,771,572
Increase in net assets resulting from operations		$732,050,463
See financial notes
14Schwab Select Large Cap Growth Fund | Annual Report

Schwab Select Large Cap Growth Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	4/1/23-3/31/24		4/1/22-3/31/23
Net investment income (loss)		($1,721,109 )	$678,849
Net realized gains		410,570,053	321,598
Net change in unrealized appreciation (depreciation)	+	323,201,519	(502,671,436)
Increase (decrease) in net assets resulting from operations		$732,050,463	($501,670,989 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($321,256,855 )	($219,998,276 )

TRANSACTIONS IN FUND SHARES
	4/1/23-3/31/24			4/1/22-3/31/23
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,029,000	$199,920,434	11,457,148	$234,521,827
Shares reinvested		12,788,232	267,146,185	10,018,932	181,843,602
Shares redeemed	+	(25,041,141)	(558,314,598)	(36,885,487)	(744,859,725)
Net transactions in fund shares		(3,223,909)	($91,247,979 )	(15,409,407)	($328,494,296 )

SHARES OUTSTANDING AND NET ASSETS
	4/1/23-3/31/24			4/1/22-3/31/23
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		94,446,037	$1,876,185,895	109,855,444	$2,926,349,456
Total increase (decrease)	+	(3,223,909)	319,545,629	(15,409,407)	(1,050,163,561)
End of period		91,222,128	$2,195,731,524	94,446,037	$1,876,185,895
See financial notes
Schwab Select Large Cap Growth Fund | Annual Report15

Schwab Select Large Cap Growth Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Select Large Cap Growth Fund is the only series of Laudus Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act).
The Schwab Select Large Cap Growth Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has no par value and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes.  Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain mutual funds, which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
● Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
● Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of the fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark.
● Futures contracts and forward foreign currency exchange contracts (forwards): Futures contracts are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.
● Mutual funds: Mutual funds are valued at their respective NAVs.
16Schwab Select Large Cap Growth Fund | Annual Report

Schwab Select Large Cap Growth Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
● Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
● Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, exchange-traded funds (ETFs) and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2 or Level 3 in the fair value hierarchy.
● Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations and forward foreign currency exchange contracts. In addition, international securities whose markets close hours before the valuation of the fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
● Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all.  When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information.  Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore a fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of March 31, 2024, are disclosed in the fund’s Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may
Schwab Select Large Cap Growth Fund | Annual Report17

Schwab Select Large Cap Growth Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Forward Foreign Currency Exchange Contracts (forwards): Forwards are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that  meet the Internal Revenue Code definition of a Passive Foreign Investment Company (PFIC). The fund may elect for tax purposes  to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as  ordinary income to shareholders any such marked-to- market gains (as well as any gains realized on sale).
Central Securities Depositories Regulation: The Central Securities Depositories Regulation (CSDR) introduced measures for the authorization and supervision of European Union Central Security Depositories and created a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. These cash penalties are included in net realized gains (losses) on sales of securities in the fund’s Statement of Operations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the fund’s Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
18Schwab Select Large Cap Growth Fund | Annual Report

Schwab Select Large Cap Growth Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the Fund Complex generally are allocated among those funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the fund’s Statement of Operations. Foreign taxes accrued as of March 31, 2024, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(k) Regulatory Update:
Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Schwab Select Large Cap Growth Fund | Annual Report19

Schwab Select Large Cap Growth Fund
Financial Notes (continued)

3. Risk Factors (continued):
Multi-Manager Risk. Each subadviser makes investment decisions independently, and it is possible that the investment styles of subadvisers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single subadviser.
Management Risk. As with all actively managed funds, the fund is subject to the risk that the subadvisers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s subadvisers apply their own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged, resulting in the dollar value of the fund’s investment being adversely affected. Foreign securities also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) which may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. These risks may be heightened in connection with investments in emerging markets or securities of issuers that conduct their business in emerging markets.
Derivatives Risk. The fund may, but is not required to, use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the fund, to replace more traditional direct investments, or to obtain exposure to certain markets. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A forward currency agreement involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund’s use of derivatives involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, market risk and operational risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivative may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. However, these risks are less severe when the fund uses derivatives for hedging rather than to enhance the fund’s returns or as a substitute for a position or security. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
20Schwab Select Large Cap Growth Fund | Annual Report

Schwab Select Large Cap Growth Fund
Financial Notes (continued)

3. Risk Factors (continued):
Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to the Management Contract (Advisory Agreement) between the investment adviser and the trust. Effective September 15, 2023, American Century Investment Management Inc. (ACIM) and J.P. Morgan Investment Management Inc. (JP Morgan), the fund’s subadvisers, provide day-to-day portfolio management services to the fund, subject to the supervision of the investment adviser. Prior to September 15, 2023, BlackRock Investment Management, LLC (BlackRock), was the fund’s previous subadviser and provided day-to-day portfolio management services to the fund.
For its advisory services to the fund, the investment adviser is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets described as follows:
% OF AVERAGE DAILY NET ASSETS
First $500 million	0.700%
$500 million to $1 billion	0.650%
$1 billion to $1.5 billion	0.600%
$1.5 billion to $2 billion	0.575%
Over $2 billion	0.550%
For the period ended March 31, 2024, the aggregate net advisory fee paid to the investment adviser was 0.63% (annualized) for the fund, as a percentage of the fund’s average daily net assets.
Effective September 15, 2023, the investment adviser (not the fund) pays a portion of the advisory fees it receives to ACIM and JP Morgan in return for their portfolio management services. Prior to September 15, 2023, the investment adviser (not the fund) paid a portion of the advisory fees it received to BlackRock in return for its portfolio management services.
Shareholder Servicing
The trustees have authorized the fund to reimburse, out of the assets of the fund, financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of the investment adviser, Schwab) (together, “service providers”) that provide sub-accounting and sub-transfer agency services in connection with the fund’s shares in an amount of up to 0.10% of the average daily net assets of the fund on an annual basis. The sub-accounting and sub-transfer agency fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.10% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
The investment adviser has contractually agreed, until at least July 30, 2025, to limit the total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes and certain non-routine expenses) of the fund to 0.77%. Acquired fund fees and expenses are indirect expenses incurred by a fund through its investments in underlying funds.
Schwab Select Large Cap Growth Fund | Annual Report21

Schwab Select Large Cap Growth Fund
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund that are owned by other funds in the Fund Complex as of March 31, 2024, as applicable:
Schwab Balanced Fund	4.7%
Schwab Target 2010 Fund	0.0%*
Schwab Target 2015 Fund	0.1%
Schwab Target 2020 Fund	0.4%
Schwab Target 2025 Fund	0.6%
Schwab Target 2030 Fund	1.7%
Schwab Target 2035 Fund	1.2%
Schwab Target 2040 Fund	2.8%
Schwab Target 2045 Fund	0.9%
Schwab Target 2050 Fund	1.2%
Schwab Target 2055 Fund	0.9%
Schwab Target 2060 Fund	0.3%
Schwab Target 2065 Fund	0.1%

*	Less than 0.05%
Interfund Transactions
The fund’s investment adviser or subadvisers may engage in direct transactions with certain other funds they manage in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When a fund is seeking to sell a security that another fund is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs while allowing each fund to execute the transaction at the current market price. This practice is limited to funds that share the same investment adviser, subadvisers, trustees and/or officers. The net realized gains or losses on sales of interfund transactions are recorded within Net realized gains (losses) on sales of securities — unaffiliated issuers in the Statement of Operations. For the period ended March 31, 2024, the fund’s purchases and sales of securities with other funds managed by the investment advisers and subadvisers was $236,729,307 and $94,200,727, respectively, and includes realized gains of $37,820,184.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period.  The fund did not pay any of these interested persons for their services as trustees, but did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations. For information regarding the trustees, please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $1 billion line of credit (the Syndicated Credit Facility), which matured on September 28, 2023. On September 28, 2023, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility
22Schwab Select Large Cap Growth Fund | Annual Report

Schwab Select Large Cap Growth Fund
Financial Notes (continued)

6. Borrowing from Banks (continued):
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 28, 2023. On September 28, 2023, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount the fund borrows. There were no borrowings by the fund from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed in the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The fund entered into futures contracts during the report period to equitize available cash. The fund also invested in forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates and to hedge exposure to certain currencies. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and forwards and financial note 3 for disclosures concerning the risks of investing in futures contracts and forwards.
As of March 31, 2024, the Statement of Assets and Liabilities included the following financial derivative instrument fair values held at period end:
	EQUITY CONTRACTS	FOREIGN EXCHANGE CONTRACTS	TOTAL
Asset Derivatives
Futures Contracts[1]	$63,019	$—	$63,019
Forward Foreign Currency Exchange Contracts[2]	—	1,961	1,961

[1]
Includes cumulative unrealized appreciation of futures contracts as reported in the fund’s Portfolio Holdings. Only current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities.

[2]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
The effects of the derivative contracts in the Statement of Operations for the period ended March 31, 2024, were:
	EQUITY CONTRACTS	FOREIGN EXCHANGE CONTRACTS	TOTAL
Net Realized Gains (Losses)
Futures Contracts[1]	$5,914,996	$—	$5,914,996
Forward Foreign Currency Exchange Contracts[1]	—	165,746	165,746
Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts[2]	$63,019	$—	$63,019
Forward Foreign Currency Exchange Contracts[2]	—	1,961	1,961

[1]	Statement of Operations location: Net realized gains on futures contracts and net realized gains on forward foreign currency exchange contracts.
[2]
Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts and net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

During the period ended March 31, 2024, the month-end average notional amounts of futures contracts held by the fund and the month-end average number of contracts held were as follows:
NOTIONAL AMOUNT	NUMBER OF CONTRACTS
$11,108,315	75

Schwab Select Large Cap Growth Fund | Annual Report23

Schwab Select Large Cap Growth Fund
Financial Notes (continued)

7. Derivatives (continued):
During the period ended March 31, 2024, the month-end average notional amounts of forwards held by the fund and the month-end average unrealized appreciation (depreciation) were as follows:
NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
$1,749,574	$33,216

The fund’s forwards are entered into pursuant to International Swaps and Derivatives Association, Inc. (ISDA) agreements which govern certain terms of derivative transactions. ISDA agreements typically contain, among other things, master netting provisions in the event of a default or other termination event. Master netting provisions allow the fund and the counterparty, in the event of a default or other termination event, to offset payable and receivable amounts for each party related to derivative contracts to one net amount payable by either the fund or the counterparty. The fund’s forwards, which are reported gross in the Statement of Assets and Liabilities, are presented in the table below. The following table presents the fund’s forwards, net of amounts available for offset under a master netting agreement and net of any related collateral received by the fund for assets and pledged by the fund for liabilities as of March 31, 2024.
COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	NET AMOUNT(a)
UBS AG	$1,961	$—	$—	$1,961
Total	$1,961	$—	$—	$1,961

(a)	Represents the net amount due from the counterparty in the event of default.

8. Purchases and Sales of Investment Securities:
For the period ended March 31, 2024, purchases and sales of securities (excluding short-term obligations) were as follows:
PURCHASES OF SECURITIES	SALES OF SECURITIES
$1,238,743,825	$1,696,015,320

9. Federal Income Taxes:
As of March 31, 2024, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
$1,244,468,931	$975,292,791	($27,766,439 )	$947,526,352

As of March 31, 2024, the components of distributable earnings on a tax basis were as follows:
UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	TOTAL
$18,898,785	$64,632,271	$947,526,352	($268 )	$1,031,057,140
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales and the realization for tax purposes of unrealized appreciation (depreciation) on futures contracts. The tax cost of the fund’s investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
24Schwab Select Large Cap Growth Fund | Annual Report

Schwab Select Large Cap Growth Fund
Financial Notes (continued)

9. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
$35,291,477	$285,965,378	$—	$219,998,276
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts in the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of March 31, 2024, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements.  The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the fund’s Statement of Operations. During the fiscal year ended March 31, 2024, the fund did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
Schwab Select Large Cap Growth Fund | Annual Report25

Schwab Select Large Cap Growth Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Laudus Trust and Shareholders of Schwab Select Large Cap Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Select Large Cap Growth Fund (the “Fund”), the sole fund constituting Laudus Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended March 31, 2020 were audited by other auditors, whose report, dated May 18, 2020, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
May 17, 2024
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
26Schwab Select Large Cap Growth Fund | Annual Report

Schwab Select Large Cap Growth Fund
Other Federal Tax Information (unaudited)

For the fiscal year ended March 31, 2024, the fund designates $7,782,684 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2025 via IRS Form 1099 of the amounts for use in preparing their 2024 income tax return.
For corporate shareholders, 18.96% of the fund’s dividend distributions paid during the fiscal year ended March 31, 2024, qualify for the corporate dividends received deduction.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund designates $285,965,378 as long-term capital gain dividends for the fiscal year ended March 31, 2024.
Schwab Select Large Cap Growth Fund | Annual Report27

Schwab Select Large Cap Growth Fund
Trustees and Officers

The tables below give information about the trustees and officers of Laudus Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 106 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	106	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	106	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	106	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	106	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	106	None
28Schwab Select Large Cap Growth Fund | Annual Report

Schwab Select Large Cap Growth Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	106	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	106	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)
Co-Chairman of the Board (July 2022 – present), Director and Chief
Executive Officer (Oct. 2008 – present) and President
(Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and
Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director
(May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Co-Chairman of the
Board (July 2022 – present) and Director (Apr. 2006 – present), Charles
Schwab Bank, SSB; Co-Chairman of the Board (July 2022 – present) and
Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB;
Co-Chairman of the Board (July 2022 – present) and Director
(July 2019 – present), Charles Schwab Trust Bank; Director
(May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and
President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Manager
(Sept. 2023 – present), TD Ameritrade Holding LLC; Director
(Oct. 2020 – Aug. 2023), TD Ameritrade Holding Corporation; Director
(July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.
		106	Director (2008 – present), The Charles Schwab Corporation
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)
President (Oct. 2021 – present) and Executive Vice President – Schwab
Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles
Schwab Corporation; President, Director (Oct. 2021 – present), Executive
Vice President – Schwab Asset Management Solutions
(July 2019 – Oct. 2021) and Senior Vice President – Advisory
(May 2016 – July 2019), Charles Schwab & Co., Inc.; President
(Nov. 2021 – present), Schwab Holdings, Inc.; Director
(Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive
Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment
Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and
President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive
Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.
		106	None

Schwab Select Large Cap Growth Fund | Annual Report29

Schwab Select Large Cap Growth Fund
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment
Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Chief Executive Officer (Jan. 2022 – present), President (Oct. 2023 – present), (Chief
Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and
President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive
Officer (Sept. 2023 – present), President (Oct. 2023 – present), Chief Investment Officer
(June 2011 – present) and Vice President (June 2011 – Sept. 2023), Schwab Funds, Laudus
Trust and Schwab ETFs.

Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2013)

Chief Operating Officer (Dec. 2020 – present) and Treasurer and Chief Financial Officer
(Jan. 2016 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial
Officer (Mar. 2020 – present), Chief Operating Officer (Oct. 2023 – present), Managing
Director (Mar. 2023 – present) and Vice President (Oct. 2013 – Mar. 2023), Charles Schwab
Investment Management, Inc.

Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2023)

Treasurer and Chief Financial Officer (Jan. 2023 – present) and Assistant Treasurer
(Dec. 2015 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(Mar. 2023 – present), Vice President (Mar. 2022 – Mar. 2023) and Director
(Oct. 2015 – Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director
(May 2022 – present) and Vice President (Apr. 2022 – May 2022), Charles Schwab & Co., Inc.

Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2018)

Chief Investment Officer (Oct. 2023 – present) and Vice President (Feb. 2018 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023 – present),
Chief Investment Officer (Oct. 2023 – present), and Senior Vice President
(Oct. 2012 – Mar. 2023), Charles Schwab Investment Management, Inc.

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2021)

Managing Director (Mar. 2023 – present), Senior Vice President (Jan. 2020 – Mar. 2023) and
Chief Investment Officer (Jan. 2020 – present) Charles Schwab Investment
Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment
Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment
Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018),
ThomasPartners, Inc.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and
Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios and Laudus Trust since 2005; Schwab Strategic
Trust since 2009)

Chief Legal Officer (Mar. 2022 – present), Managing Director (Mar. 2023 – present) and Vice
President (Sept. 2005 – Mar. 2023), Charles Schwab Investment Management, Inc.;
Managing Director (May 2022 – present) and Vice President (Aug. 2005 – May 2022), Charles
Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk
(Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present),
Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021),
Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and
Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.

1
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
2
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
3
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
30Schwab Select Large Cap Growth Fund | Annual Report

Schwab Select Large Cap Growth Fund
Glossary

Bloomberg US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
dividend yield An expression of a stock’s market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.
MSCI EAFE Index (Net) A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
price to earnings ratio The price of a stock divided by its historical earnings per share.
price to book ratio Compares the stock’s market value to the value of the total assets less the total liabilities.
Russell 1000 Growth Index An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
sovereign debt Debt issued by a national government within a given country and denominated in a foreign currency.
trading activity One of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.
weighted average market cap A measure of the size of the companies in which a fund invests, based upon the market value of a fund’s securities each weighted according to its percent of the portfolio.

Schwab Select Large Cap Growth Fund | Annual Report31

Schwab Select Large Cap Growth Fund
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

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Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
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1-877-824-5615
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¹
State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²
You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares if the Fund’s Board determines that the fee is in the best interests of the Fund. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR55508-14
00298808

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)  Registrant has filed this code of ethics as an exhibit pursuant to Item 19(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kimberly S. Patmore, Michael J. Beer and J. Derek Penn, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Ms. Patmore, Mr. Beer and Mr. Penn as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of one series which has a fiscal year-end of March 31, whose annual financial statements are reported in Item 1. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the operational series during 2024 and 2023 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a)Audit Fees[1]		(b)Audit-Related Fees		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2024	Fiscal Year 2023	Fiscal Year 2024	Fiscal Year 2023	Fiscal Year 2024	Fiscal Year 2023	Fiscal Year 2024	Fiscal Year 2023
$32,945	$31,080	$0	$0	$3,285	$3,100	$0	$0

[1]	The nature of the services includes audit of the registrant’s annual financial statements and normally provided services in connection with regulatory filings for those fiscal years.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1)	Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2024: $4,034,714	2023: $3,136,515

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

The financial statements and financial highlights are included as part of the report to shareholders filed under Item 1 of this Form.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9: Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10: Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The remuneration paid to directors, officers and others are included as part of the report to shareholders filed under Item 1 of this Form.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16: Controls and Procedures.

(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Principal Executive Officer, Omar Aguilar and Registrant’s Principal Financial Officer, Dana Smith, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 17: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18: Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Not applicable.

(3)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Laudus Trust

By:	/s/ Omar Aguilar
Omar Aguilar Principal Executive Officer

Date:	May 17, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Omar Aguilar
Omar Aguilar Principal Executive Officer

Date:	May 17, 2024

By:	/s/ Dana Smith
Dana Smith Principal Financial Officer

Date:	May 17, 2024